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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 23, 2004
Date of earliest event reported: September 21, 2004

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)
001-15925 (Commission File Number)	13-3893191 (I.R.S. Employer Identification Number)
155 Franklin Road, Suite 400 Brentwood, Tennessee (Address of Principal Executive Offices)	37027 (Zip Code)
(615) 373-9600 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        As of September 21, 2004, we entered into an underwriting agreement (the "Underwriting Agreement") among us, CHS/Community Health Systems, Inc., Citigroup Global Markets Inc. (the "Underwriter"), Forstmann Little & Co. Equity Partnership-V, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership- VI, L.P. (the "Selling Stockholders"). Pursuant to the Underwriting Agreement, the Underwriter has agreed to purchase 23,134,738 shares of common stock from the Selling Stockholders for $24.21 per share. We will not receive any proceeds form any sale of shares by the Selling Stockholders. We have agreed to purchase from the Underwriter 12,000,000 shares of common stock for $24.21 per share. For corporate law purposes, we intend to treat the 12,000,000 shares we are acquiring from the Underwriter as retired shares, resuming the status as authorized and unissued shares. Closing is expected to occur on or about September 27, 2004. An affiliate of Citigroup is a lender under our Amended and Restated Credit Agreement dated August 19, 2004. A copy of the Underwriting Agreement is attached to this Report on form 8-K as Exhibit 1.1.

        The common stock has been offered pursuant to a prospectus supplement and the accompanying base prospectus filed with the SEC pursuant to Rule 424(b)(3) of the Securities Act in connection with a shelf takedown from our shelf Registration Statement on Form S-3, as amended (Reg. No. 333-117697).

Item 9.01    Financial Statements and Exhibits

  (c)
  Exhibits

1.1
Underwriting Agreement dated September 21, 2004, among Community Health Systems, Inc., CHS/Community Health Systems, Inc., Citigroup Global Markets Inc., Forstmann Little & Co. Equity Partnership-V, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership- VI, L.P.

5.1
Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 23, 2004	Community Health Systems, Inc.
	By:	/s/ W. LARRY CASH
	Name:	W. Larry Cash
	Title:	Executive Vice President and Chief Financial Officer

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Exhibit Index

1.1	Underwriting Agreement dated September 21, 2004, among Community Health Systems, Inc., CHS/Community Health Systems, Inc., Citigroup Global Markets Inc., Forstmann Little & Co. Equity Partnership-V, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership- VI, L.P.
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

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SIGNATURES
Exhibit Index